Exhibit 99.4

                        CERTIFICATION OF PERIODIC REPORT
                        --------------------------------

I, James B. Lipham, Chief Financial Officer of Total System Services, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) Amendment No. 1 to the Annual Report on Form 10-K of the Company for the year ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of the written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.


Dated: April 22, 2003                      /s/James B. Lipham
                                           -------------------------------------
                                              James B. Lipham
                                              Chief Financial Officer












TSYS\llk.-certify.doc